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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 20, 2004

CURATIVE HEALTH SERVICES, INC.
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation or organization)	000-50371 (Commission File Number)	51-0467366 (I.R.S. Employer Identification No.)

150 Motor Parkway
Hauppauge, New York 11788-5145
(Address of principal executive offices)

(631) 232-7000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 5.    Other Events and Regulation FD Disclosure.

        On April 20, 2004, Curative Health Services, Inc. issued a press release announcing certain terms of Mr. Paul F. McConnell's anticipated employment with the Company and his appointment as a director nominee in the Company's 2004 annual meeting, subject to and upon the closing of the acquisition of the capital stock of Critical Care Systems, Inc. Mr. McConnell is also appointed as a director of the Company, subject to and upon the closing of the acquisition of Critical Care Systems, Inc. The press release, attached as Exhibit 99.1, is filed and incorporated in this report.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

        This report and the exhibits to it contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements of the Company, or industry results, to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. Factors that might cause such differences include, but are not limited to, risks associated with our pending acquisition of Critical Care Systems, Inc. including, but not limited to, completion of financing and other associated conditions, uncertain market conditions that the proposed note offering and expansion of the Company's credit facility are subject to, integration risks and costs, risks of client retention, risks associated with the operations of the acquired business, as well as risks in our current businesses such as the termination or non-renewal of a material number of contracts, an inability to obtain new contracts, changes in the government regulations relating to the Company's Specialty Pharmacy Services or Specialty Healthcare Services business units, changes in the regulations governing third party reimbursements for the Company's services, manufacturing shortages of products sold by Curative's Specialty Pharmacy Services business unit, and the other risks and uncertainties detailed in the Company's filings with the Securities and Exchange Commission.

        Certain of these factors are in addition to the risks described in the "Risk Factors" sections and other portions of the filings we have made with the SEC. Most of these factors are beyond our control. We caution you that forward-looking statements are no guarantees of future performance and that actual results or developments may differ materially from those projected in these statements. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statements.

Item 7.    Financial Statements and Exhibits

  (c)
  Exhibits

    Exhibit 99.1    Press Release from Curative Health Services, Inc., dated April 20, 2004.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 20, 2004

CURATIVE HEALTH SERVICES, INC.
By:	/s/ THOMAS AXMACHER
	Name:	Thomas Axmacher
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release from Curative Health Services, Inc., dated April 20, 2004.

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CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
SIGNATURE
EXHIBIT INDEX